                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              VYREX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                VYREX CORPORATION
                            2159 Avenida de la Playa
                               La Jolla, CA 92037
                                 (619) 454-4446



April 30, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Friday June 11th, 1999 at 10:00 a.m., at the Sea Lodge Hotel, 8110 Camino del Oro, La Jolla, California 92037.

     The enclosed materials include a copy of our 1998 10-K SB, the Proxy Statement and a proxy card. After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy card in the prepaid envelope addressed to Chase/Mellon Stockholder Services, our agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON.

     The Board of Directors and Management look forward to seeing you at the meeting.

                                       Sincerely yours,



                                       Sheldon S. Hendler, Ph.D., M.D.
                                       Chairman and Chief Executive Officer

                                VYREX CORPORATION

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 1999

                                -----------------

     The Annual Meeting of Stockholders of Vyrex Corporation (the "Company") will be held at the Sea Lodge Hotel on June 11th, 1999 at 10:00 a.m., for the following purposes:

     1.   To elect six directors to the board.

     2. To ratify the selection of J.H. Cohn LLP as the Company's independent auditors.

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     The Board of Directors has fixed the close of business on April 30, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 2159 Avenida de la Playa, La Jolla, California, 92037 for ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

                                     By order of the Board of Directors,



                                     Carl M. Lewis
                                     Secretary

April 30,  1999

                                VYREX CORPORATION

                                -----------------

                                 PROXY STATEMENT

                                -----------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Vyrex Corporation, a Nevada corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at The Sea Lodge Hotel, La Jolla, California, 92037 at 10:00 a.m. on June 11 1999, and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot or the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director listed in this Proxy Statement and FOR the approval of J.H. Cohn LLP as independent auditors described in the Notice of Annual Meeting and in this Proxy Statement.

RECORD DATE AND SHARES OUTSTANDING

     Stockholders of record at the close of business on April 30, 1999 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 7,423,455 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from the Company by contacting Carl Lewis at Vyrex Corporation,
(619) 454-4446. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 27, 1999.

QUORUM, ABSTENTION, BROKER NON-VOTES

     Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each matter. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the record date. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

VOTING

     Every stockholder voting at the election of directors may cumulate such stockholders votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes unless the candidates name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's vote.

SOLICITATION

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees or the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.

     This Proxy Statement and the accompanying form of proxy are mailed to stockholders on or about May 7, 1999.

                                    IMPORTANT

     PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                              ELECTION OF DIRECTORS

     The Company's articles of Incorporation provide for a classified Board of Directors designated as Class I, Class II and Class III. After the initial term of office of each class, each class shall have a term of three years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a three-year term. While the Company is a Nevada corporation, it is currently classified as a pseudo-foreign corporation under California law based on the number of outstanding securities held of record by persons with addresses in California and the nature of its property, payroll and sales. Therefore, certain provisions of the California General Corporation Law are applicable to the Company, including that it cannot have a classified board of directors until it either (i) is listed on the New York or American Stock Exchange or on the National Market System of the Nasdaq Stock Market and has 800 stockholders, or (ii) is no longer a pseudo-foreign corporation pursuant to California law.

     A board of six (6) directors is to be elected at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of the Company. The six nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum. The term of office of each person elected to be a director will continue until the next annual meeting of stockholders, or until a successor has been elected and qualified.

     Each of the nominees has been nominated as a director by the Company's Board of Directors. In the event any of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

     Set forth below is information regarding the nominees including their principal occupations at present and for the past five years, certain directorships held by each, their ages as of April 30, 1999, and the year in which each became a director of the Company.


                                      NAME AND PRINCIPAL OCCUPATION AT PRESENT            DIRECTOR
                                      AND FOR THE PAST FIVE YEARS;  DIRECTORSHIPS         SINCE          AGE
                                      -------------------------------------------         --------       ---
Dennis J. Carlo, Ph.D.                  A co-founder of The Immune Response               1995           55
                                        Corporation, Dr. Carlo is the
                                        President and Chief Executive Officer.
                                        From 1987-1994, he served as Chief
                                        Scientific Officer and Chief Operating
                                        Officer of the Company. He was formerly
                                        Vice President of Research and
                                        Development and Therapeutic
                                        Manufacturing at Hybritech, Inc., a
                                        biotechnology company acquired in 1986
                                        by Eli Lilly & Co. Previously, Dr. Carlo
                                        held various positions at Merck & Co.
                                        Inc., a pharmaceutical company,
                                        including director of developmental and
                                        basic cellular immunology and director
                                        of bacterial vaccines and immunology. He
                                        has co-authored over 100 articles and
                                        abstracts in the field of immunology. He
                                        was named Biotechnology 1991
                                        Entrepreneur of the Year. He is
                                        currently a member of the Board of
                                        Directors for The Immune Response
                                        Corporation and for Vyrex Corporation.
                                        In addition, he is on the Advisory
                                        Council of the Sidney Kimmel Cancer
                                        Center, a Sharp HealthCare affiliate. He
                                        received his bachelor's, master's and
                                        doctoral degrees from Ohio State
                                        University.

Gregory F. Gilbert, Esq.                President of Biophile, USA, Inc., since           1993           51
                                        1981 and President of Hamilton-Clarke
                                        Industries since 1996. Mr. Gilbert holds
                                        a J.D. from the University of the
                                        Pacific, a B.S. in Engineering from the
                                        University of Arizona and a B.S. in
                                        Business from Grand Canyon University.

Joyce M. Hendler, Ph.D.                 A clinical psychologist and media                 1991           60
                                        consultant since 1972. She has held a
                                        number of teaching positions, worked in
                                        executive training and development at
                                        Revlon Corporation, and edited a
                                        psychology textbook with the late Dr.
                                        Stanley Milgram. She is a member of the
                                        American Psychological Association.
                                        Joyce M. Hendler is the wife of Sheldon
                                        S. Hendler.

Sheldon S. Hendler, Ph.D., M.D.         Chief Executive Officer of the Company            1991           62
                                        since 1991. Dr. Hendler was a founder
                                        of the Company and has served as Chairman
                                        of the Board of Directors since its
                                        inception in 1991. Dr. Hendler has
                                        written books on human aging and has
                                        published widely in biochemistry,
                                        virology, immunology, nutrition and
                                        cancer. Dr. Hendler is an inventor on
                                        several patents. Dr. Hendler is
                                        Associate Clinical Professor of Medicine
                                        in the School of Medicine at the
                                        University of California, San

                                       -5-


                                        Diego and an Attending Physician at
                                        Mercy Hospital and Medical Center in
                                        San Diego. He received his Ph.D. in
                                        Biochemistry from Columbia University
                                        and his M.D. from the University of
                                        California, San Diego. Dr. Hendler is
                                        the husband of Dr. Joyce Hendler.

Carl M. Lewis, Esq.                     Executive Vice President and General              1991           47
                                        Counsel since 1997. From 1996 to 1997,
                                        Mr. Lewis was Vice President of Business
                                        Development and Legal Affairs, and since
                                        1991 has been Secretary, General Counsel
                                        and a Director of the Company. Mr. Lewis
                                        has practiced law in San Diego since
                                        1985.

Nolan E. Penn, Ph.D.                    Associate Chancellor (retired) of the             1995           70
                                        Univer- sity of California, San Diego.
                                        Professor of Psychiatry Emeritus at the
                                        School of Medicine, University of
                                        California, San Diego. Former member of
                                        a task force panel for President
                                        Carter's Commission on Mental Health,
                                        the former President of the National
                                        Congress of Black Faculty, and was a
                                        Consulting Editor of the Journal of
                                        Consulting and Clinical Psychiatry. Dr.
                                        Penn was founding Chairman of the Urban
                                        and Rural Studies program at the
                                        Thurgood Marshall College, University of
                                        California, San Diego, and founder and
                                        chair of the Department of Afro-American
                                        Studies at the University of Wisconsin,
                                        Madison.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED ABOVE.

     The Board of Directors held six meetings during the year ended December 31, 1998. Each of the directors except Gregory Gilbert attended all the meetings, and Gregory Gilbert attended two of the six meetings.

COMMITTEES

     The Board of Directors includes a Compensation Committee and an Audit Committee.

     The Members of the Compensation Committee are Dennis Carlo and Nolan Penn. The Compensation Committee held one meeting during 1998. The Compensation Committee's functions are to assist in the administration of, and grant options under, the 1993 Stock Plan and to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company.

     The members of the Audit Committee are Nolan Penn and Dennis Carlo. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's report, supervise the Company's financial and accounting organization and financial reporting and nominate for stockholder approval at the annual meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. One meeting was held during 1998.

COMPENSATION OF DIRECTORS

     Outside directors of the Company receive $1,000 per Board meeting for their services as directors, plus an additional $500 for each committee meeting attended. Directors are reimbursed for their expenses for each meeting attended.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of April 1, 1999 as to shares of Common Stock beneficially owned by (i) each of the Company's directors and nominees for director, (ii) the Company's executive officers named in the Summary Compensation Table set forth herein, (iii) the Company's directors and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished to or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such options or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.


    NAME AND ADDRESS OF                                           NUMBER OF                PERCENT
     BENEFICIAL OWNER                                              SHARES                  OF CLASS
-----------------------------------                               ---------               ---------
Sheldon S. Hendler, Ph.D., M.D. (1)                               3,068,661                 41.5%
8575 La Jolla Shores Drive
La Jolla, CA 92037

Biophile USA                                                        500,000                  6.7%
8776 Killdee, Suite 100
Orangevale, CA 95662

Carl M. Lewis, Esq. (1)(3)                                          282,491                  3.8%

Martin Malk (2)(3)                                                   45,833                   .6%

Gregory F. Gilbert, Esq. (2)(3)                                      25,839                   .35%

Dennis J. Carlo, Ph.D. (2)(3)                                        25,839                   .35%

Nolan E. Penn, Ph.D. (2)(3)                                          25,839                   .35%

Joyce M. Hendler, Ph.D. (4)                                           1,500                   .02%

Directors and Executive Officers as a Group (7) persons)          3,488,003                 46.9%


1. Includes options to purchase 32,491 shares of common stock exercisable within 60 days from April 1, 1999.
2. Consists solely of options to purchase common stock all of which are exercisable within 60 days from April 1, 1999.
3.   Address of beneficial owner is 2159 Avenida de la Playa, La Jolla, CA 92037
4. Excludes 3,048,170 shares owned by Sheldon S. Hendler and to which she disclaims beneficial ownership.

There are no arrangements known to the Company which could result in a change of control.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation for services to the Company in all capacities for the fiscal year ended December 31, 1998, by those persons who were, respectively, at December 31, 1998 the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company whose total annual salary and bonus for fiscal year 1998 exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                       ANNUAL COMPENSATION                     COMPENSATION
                                   -------------------------------------------------------        AWARDS
                                                                                                ----------
                                                                             OTHER   RESTRICTED SECURITIES             ALL OTHER
                                                                            ANNUAL     STOCK    UNDERLYING    LTIP    COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR     SALARY ($)      BONUS ($)  COMPENSATION$  AWARDS   OPTIONS(#)
----------------------------       -------   ----------      ---------  -------------  ------   ----------
                                   PAYOUTS    TION ($)
                                   -------   ----------
Sheldon S Hendler                   1998       $235,529       $ 50,562       --         --         --          --             --
Chairman and                        1997       $206,303       $ 51,250       --         --         --          --      $  2,359(1)
Chief Executive Officer             1996       $164,675             --       --         --         --          --      $ 51,820(2)
                                                                    --       --         --         --          --             --



Carl M. Lewis                       1998       $165,815       $ 35,834       --         --         --          --             --
     Executive Vice President       1997       $143,764       $ 33,750       --         --         --          --             --
     and General Counsel            1996       $101,275             --       --         --         --          --      $  8,000(3)

Martin Malk                         1998       $ 67,441(4)          --       --         --         --          --             --
     Chief Financial Officer


(1) Consists of amounts contributed to the individual's 401(k) plan by the Company.
(2) Includes $16,000 paid to Dr. Hendler as reimbursement for certain administrative costs during 1996 and $35,820 due from 1995.
(3)  Paid to Mr. Lewis as a consultant prior to his employment by Vyrex.
(4)  Consists of salary from July 16, 1998, commencement date of employment.

PENSION AND LONG-TERM INCENTIVE PLANS

     The Company has no pension or long-term incentive plans.

                                  STOCK OPTIONS

     The following tables summarize option grants to and exercises by the Company's Chief Executive Officer and the Named Officers during fiscal 1998. The Company does not grant Stock Appreciation Rights.

                        OPTION GRANTS IN FISCAL YEAR 1998

                                                                   INDIVIDUAL GRANTS
                                   --------------------------------------------------------------------------------
                                    NUMBER OF                  % OF
                                   SECURITIES              TOTAL OPTIONS               EXERCISE
                                   UNDERLYING               GRANTED TO                 OR BASE
                                     OPTIONS               EMPLOYEES IN                 PRICE             EXPIRATION
NAME                               GRANTED (#)              FISCAL YEAR                ($/SH)                DATE
-------------------------------    ----------              -------------              --------            ---------
Sheldon S. Hendler.............       40,000(1)                4.16%                    $5.75             4/25/2008
     Chief Executive Officer

Carl M. Lewis..................       40,000(1)                4.16%                    $5.75             4/25/2008
     Executive Vice President
     and General Counsel

Martin Malk....................      200,000(1)               20.79%                   $0.406             9/14/2008
     Chief Financial Officer


(1) Options vest 1/48 per month over 48 months, with 3/48 vesting after the first 90 day period of employment. The exercise price is based on the fair market value on the date the options were granted.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

The following table sets forth information concerning exercise of options and the fiscal year end option values during the fiscal year 1998, with respect to the Company's Chief Executive Officer and each of the named officers.

                                         VALUE
                                        REALIZED
                                        MARKET
                                        PRICE AT          NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                        EXERCISE        OPTIONS/SAR'S AT FISCAL        IN-THE-MONEY OPTIONS/SAR'S
                          SHARES         LESS                YEAR-END (#)                AT FISCAL YEAR-END ($)
                         ACQUIRED       EXERCISE     -----------------------------    --------------------------------
NAME                    EXERCISE (#)    PRICE ($)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE        UNEXERCISABLE
----------------        ------------    ---------    -----------     -------------    -----------        -------------
Sheldon Hendler              0             0             16,663            63,337              0                 0
Carl Lewis                   0             0             16,663            63,337              0                 0
Martin Malk                  0             0             25,000           175,000              0                 0


EMPLOYMENT AGREEMENTS

     Dr. Sheldon Hendler, the Company's Chairman and CEO entered into a one year employment agreement on October 1, 1995. The agreement automatically renews on the anniversary date for an additional year unless previously terminated by the Company. Dr. Hendler's salary under the agreement is set by the Board of Directors and is currently $235,529 per year. The Company has the right to terminate Dr. Hendler's employment agreement for cause or as a result of death or permanent disability. In certain events relating primarily to a merger or reorganization and similar changes in the nature of the Company, Dr. Hendler is entitled to continue his employment or voluntarily terminate the agreement and receive a severance payment of 2.99 times his annual salary and fringe benefits during the five years preceding the date of termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 23, 1996, the Company loaned $50,000 to its Vice President of Chemistry. The loan is in the form of a secured note carrying 7% interest, whose principal and interest is payable on demand. The loan was repaid in full in January 1999.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied in 1998. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of J. H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 1999, subject to ratification by the stockholders. Representatives of J. H. Cohn LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.


                              STOCKHOLDER PROPOSALS

     No stockholder proposals were received.

    DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than March 30, 1999 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

                                   ANNUAL REPORT

     The Company's Annual Report which includes audited statements for the Company's fiscal year ended December 31, 1998, is being mailed with this Proxy Statement to stockholders of record on or about May 7, 1999. Any stockholder may request a copy of the Company's 1998 Form 10-KSB by writing to Martin Malk, Chief Financial Officer, Vyrex Corporation, 2159 Avenida de la Playa, La Jolla CA 92037.

                                   OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

                                   By order of the Board of Directors.



                                   Carl M. Lewis
                                   Secretary

                               VYREX CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all other proxies previously given, hereby appoints Sheldon S. Hendler and Carl M. Lewis, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, all the shares of common stock of Vyrex Corporation held of record by the undersigned on April 30, 1999, at the Annual Meeting of Stockholders to be held on June 11, 1999 or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL VOTE ON THESE MATTERS AS THE PROXIES NAMED HEREIN MAY DETERMINE IN THEIR SOLE DISCRETION.

                (continued and to be signed on the reverse side)

                              FOLD AND DETACH HERE

                         ANNUAL MEETING OF STOCKHOLDERS
                             FRIDAY JUNE 11TH, 1999
                                  AT 10:00 A.M.
                               THE SEA LODGE HOTEL
                               8110 CAMINO DEL ORO
                                LA JOLLA, CA 92037

                                                                PLEASE MARK
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. YOUR VOTE AS / /
                                                                INDICATED IN
                                                                THIS EXAMPLE

1. ELECTION OF DIRECTORS:    Dennis J. Carlo, Ph.D., Gregory F. Gilbert,
                             Esq., Joyce M. Hendler, Ph.D., Sheldon S.
                             Hendler, Ph.D., M.D., Carl M. Lewis, Esq.,
                             Nolan E. Penn, Ph.D.

FOR all nominees       WITHHOLD       (INSTRUCTION: To withhold authority to
listed (except as      AUTHORITY                    vote for any individual
indicated to the       to vote for all              nominee, write that
right)                 nominees                     nominee's name in the
                       listed                       space provided below.)

                                                     -------------------------

2. Proposal to ratify the selection of J.H. Cohn LLP as the Company's independent auditors of the Company.

    FOR                AGAINST             ABSTAIN
    / /                  / /                 / /


To transact such other business as may properly come before the Annual Meeting.


Receipt of the Vyrex Corporation Proxy Statement and 10-KSB for the year ended December 31, 1998 is hereby acknowledged. Please vote my shares on the face of this proxy.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)_________________ Signature(s)_________________ Date _________, 1999

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE

                              FOLD AND DETACH HERE